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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                          -----------------------------

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                  JUNE 15, 2006
                          ----------------------------

                          DIGITALFX INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)


                                     FLORIDA
         (State or other Jurisdiction of Incorporation or Organization)


        0-27551                                          65-0358792
(Commission File Number)                       (IRS Employer Identification No.)

                             3035 EAST PATRICK LANE
                                     SUITE 9
                               LAS VEGAS, NV 89120
                         (Address of Principal Executive
                              Offices and zip code)

                                 (702) 938-9300
              (Registrant's telephone number, including area code)

                                 QORUS.COM, INC.
                       936A BEACHLAND BOULEVARD, SUITE 13
                              VERO BEACH, FL 32963
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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         This  Current  Report on Form  8-K/A  amends  Item 4.01 of the  Current
Report on Form 8-K filed with the Securities and Exchange Commission ("SEC") on June 20, 2006 (the "Form 8-K"), regarding a change in the Registrant's auditors. The Form 8-K is hereby amended to insert those items as set forth herein.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

         Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements of DigitalFX International, Inc. (formerly Qorus.com, Inc.) ("DigitalFX") to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe DigitalFX's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. DigitalFX's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, DigitalFX undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On June 15, 2006, DigitalFX International, Inc. (formerly Qorus.com, Inc.) ("DigitalFX") dismissed KBA Group LLP as its independent registered public accounting firm. The decision was approved by the Board of Directors of DigitalFX. The reports of KBA Group on DigitalFX's financial statements for the fiscal years ended December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope, or accounting principles, except the report did contain an explanatory paragraph related to our ability to continue as a going concern. During DigitalFX's fiscal years ended December 31, 2005 and 2004, and the interim period from January 1, 2006 through June 15, 2006, there were no disagreements with KBA Group on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KBA Group would have caused KBA Group to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years. DigitalFX requested that KBA Group furnish it with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether or not it agrees with the DigitalFX's statements in this Item 4.01(a). A copy of the letter furnished by KBA Group in response to that request, dated October 3, 2006 is filed as Exhibit 16.1 to this Form 8-K.


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(b) On June 15, 2006, DigitalFX engaged Weinberg & Company, P.A., the accountant for VMdirect, L.L.C., as the new independent accountant to audit DigitalFX's financial statements. The appointment of Weinberg & Company, P.A. was approved by the unanimous written consent of the Board of Directors of DigitalFX.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits.

The following exhibits are filed herewith:

---------------- ---------------------------------------------------------------
Exhibit Number                           Description
---------------- ---------------------------------------------------------------
16.1             Letter from KBA Group LLP
---------------- ---------------------------------------------------------------


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, DigitalFX International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DIGITALFX INTERNATIONAL, INC.


Date:  October 3, 2006              By:    /s/ Craig Ellins
                                           -------------------------------------
                                           Craig Ellins, Chief Executive Officer



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                                  EXHIBIT INDEX

---------------- ---------------------------------------------------------------
                           Exhibit Number Description
---------------- ---------------------------------------------------------------
16.1             Letter from KBA Group LLP
---------------- ---------------------------------------------------------------


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